UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):    December 8, 2008


                            JUPITERMEDIA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       000-26393                06-1542480
---------------                ----------------          -------------------
(State or other                (Commission File          (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


     23 Old Kings Highway South, Darien, CT                   06820
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code:     (203) 662-2800
                                                          --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 - Other Events

Item 8.01      Other Events

On December 8, 2008, Jupitermedia Corporation ("Jupitermedia") announced that the U.S. Department of Justice and Federal Trade Commission have granted early termination of the Hart-Scott-Rodino review period for the proposed sale of Jupiterimages Corporation ("Jupiterimages"), a wholly-owned subsidiary of Jupitermedia, to Getty Images, Inc. ("Getty Images"). The press release announcing the expiration of the waiting period is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on December 10, 2008, Jupitermedia and Getty Images obtained clearance for the proposed sale of Jupiterimages from applicable German regulatory authorities.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of
1995

Statements in this document which are not historical facts are "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements include, for example, the competitive environment in which Jupitermedia and Jupiterimages compete; the unpredictability of Jupitermedia's and Jupiterimages' respective future revenues, expenses, cash flows and stock price; Jupitermedia's and Jupiterimages' respective ability to integrate acquired businesses, products and personnel into their existing businesses; Jupitermedia's and Jupiterimages' respective ability to protect their intellectual property; Jupitermedia's dependence on a limited number of advertisers; the conditions to the completion of the transactions contemplated by the stock purchase agreement may not be satisfied, or the regulatory approvals and clearances required for the transactions contemplated by the stock purchase agreement may not be obtained on the terms expected or on the anticipated schedule (if at all); the parties' ability to meet expectations regarding the timing for completion of the transactions contemplated by the stock purchase agreement; the retention of certain key employees at Jupitermedia and Jupiterimages; and the outcome of any legal proceedings that may be instituted against Jupitermedia Corporation and others following the announcement of the stock purchase agreement.

For a more detailed discussion of such risks and uncertainties, refer to Jupitermedia's reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this filing, and Jupitermedia assumes no obligation to update the forward-looking statements after the date hereof.

Important Additional Information Regarding the Stock Purchase Agreement and the Proposed Sale of Jupiterimages will be filed with the SEC

This communication is not a solicitation of a proxy from any security holder of Jupitermedia. In connection with the stock purchase agreement between Jupitermedia and Getty Images, Inc., Jupitermedia Corporation has filed a preliminary proxy statement with the U.S. Securities and


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Exchange Commission and will file a definitive proxy statement with the U.S.
Securities and Exchange Commission. THE DEFINITIVE PROXY STATEMENT WILL BE SENT TO JUPITERMEDIA CORPORATION STOCKHOLDERS, WHO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCK PURCHASE AGREEMENT, THE PROPOSED SALE OF JUPITERIMAGES AND THE PARTIES TO THE STOCK PURCHASE AGREEMENT. Jupitermedia Corporation investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at its web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by going to Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html.

Jupitermedia Corporation and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jupitermedia Corporation in connection with the stock purchase agreement and the proposed sale of Juipterimages. Information about Jupitermedia Corporation and its directors and officers can be found in its proxy statements on Schedule 14A and annual reports on Form 10-K filed with the Securities and Exchange Commission, as well as on Jupitermedia Corporation's Investors page on its corporate website at http://www.Jupitermedia.com/corporate/investors.html. Additional information regarding the interests of those persons may be obtained by reading the proxy statement for the proposed transaction when it becomes available.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

     (d) The following exhibit is furnished as part of this Current Report on Form 8-K:

          99.1. Jupitermedia's news release dated December 8, 2008.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JUPITERMEDIA CORPORATION


                                   By:  /s/ Donald J. O'Neill
                                        ----------------------------------------
                                   Name:   Donald J. O'Neill
                                   Title:  Vice President and Chief Financial
                                           Officer (Principal Financial Officer
                                           and Chief Accounting Officer)


Date:  December 10, 2008


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                                  EXHIBIT INDEX


Exhibit:
-------

99.1      Jupitermedia's news release dated December 8, 2008.